                                                                   EXHIBIT(A)(2)

                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
           (INCLUDING THE ASSOCIATED PREFERRED SHARE PURCHASE RIGHTS)

                                       OF

                                 VIASOFT, INC.
                                       AT

                              $8.40 NET PER SHARE
                       PURSUANT TO THE OFFER TO PURCHASE
                               DATED MAY 4, 2000
                                       OF

                                 ASG SUB, INC.,
                          A WHOLLY OWNED SUBSIDIARY OF

                           ALLEN SYSTEMS GROUP, INC.,
                                     AND BY

                                 VIASOFT, INC.
-------------------------------------------------------------------------------
         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
          EASTERN TIME, ON JUNE 2, 2000 UNLESS THE OFFER IS EXTENDED.
-------------------------------------------------------------------------------

     The Letter of Transmittal, certificates for Shares (as defined below) and any other required documents should be sent or delivered by each stockholder of Viasoft, Inc. or such stockholder's broker, dealer, commercial bank or other nominee to the Depositary at one of its addresses set forth below.

                        The Depositary for the Offer is:
                                   EQUISERVE

       By First Class Mail:                     By Hand:                    By Overnight Courier:
            EquiServe                    Securities Transfer &                    EquiServe
     Attn: Corporate Actions            Reporting Services, Inc            Attn: Corporate Actions
          P.O. Box 9573                      c/o EquiServe                   40 Campanelli Drive
      Boston, MA 02205-9573            100 William St., Galleria             Braintree, MA 02184
                                           New York, NY 10038

                                For Information:
                                 (800) 426-5523

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS
             SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ
           CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.
--------------------------------------------------------------------------------
                         DESCRIPTION OF SHARES TENDERED

------------------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
           (PLEASE FILL IN, IF BLANK, EXACTLY AS                     SHARE CERTIFICATE(S) AND SHARE(S) TENDERED
         NAME(S) APPEAR(S) ON SHARE CERTIFICATE(S))                    (ATTACH ADDITIONAL LIST, IF NECESSARY)
------------------------------------------------------------------------------------------------------------------------
                                                                                    TOTAL NUMBER
                                                                                      OF SHARES
                                                                                    EVIDENCED BY           NUMBER
                                                                 CERTIFICATE            SHARE             OF SHARES
                                                                NUMBER(S)(1)      CERTIFICATE(S)(1)      TENDERED(2)
                                                               ------------------------------------------------------

                                                               ------------------------------------------------------

                                                               ------------------------------------------------------

                                                               ------------------------------------------------------
                                                                Total Shares
------------------------------------------------------------------------------------------------------------------------

 (1) Need not be completed by shareholders delivering Shares by book-entry transfer.
 (2) Unless otherwise indicated, it will be assumed that all Shares evidenced by each Share Certificate delivered to the Depositary are being tendered hereby. See Instruction 4.
--------------------------------------------------------------------------------

     This Letter of Transmittal is to be completed by shareholders of Viasoft, Inc. either if certificates evidencing Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of Shares is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the book-entry transfer procedures described in THE OFFER--Section 3 of the Offer to Purchase (as defined below). See Instruction 2.

     Shareholders whose certificates evidencing Shares ("Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in the Introduction to the Offer to Purchase) or who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their Shares must do so pursuant to the guaranteed delivery procedure described in THE OFFER--Section 3 of the Offer to Purchase. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY. See Instruction 2.

                                TENDER OF NOTES

[ ] CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE
    DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

    Name of Tendering Institution
                                 -----------------------------------------------
    Account Number
                  --------------------------------------------------------------
    Transaction Code Number
                           -----------------------------------------------------

[ ] CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED
    DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Holder(s)
                                   ---------------------------------------------
    Window Ticket No. (if any)
                              --------------------------------------------------
    Date of Execution of Notice of Guaranteed Delivery
                                                      --------------------------
    Name of Institution which Guaranteed Delivery
                                                 -------------------------------
    [ ] If delivered by Book-Entry Transfer, check box:
        Account Number
                      ----------------------------------------------------------
        Transaction Code Number
                               -------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to ASG Sub, Inc., ("ASG Sub"), a Delaware corporation and a wholly owned subsidiary of Allen Systems Group, Inc., a Delaware corporation ("ASG"), and Viasoft, Inc, a Delaware corporation (the "Company" and, together with ASG Sub, the "Purchasers"), or either of them, all of the above-referenced shares of common stock, $0.001 par value (the "Common Stock"), of the Company, together with the associated preferred share purchase rights issued pursuant to the Company's Rights Agreement (the "Rights" and, together with the Common Stock, the "Shares"), pursuant to Purchasers' offer to purchase all of the outstanding Shares at a price of $8.40 per Share, net to the seller in cash, without interest thereon, subject to reduction for any applicable federal backup or other withholding or stock transfer taxes (the "Offer Price"), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated May 4, 2000 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, as amended or supplemented from time to time, together constitute the "Offer"). The Offer is a joint tender offer by ASG Sub and the Company to purchase at the Offer Price all Shares tendered pursuant to the Offer, with ASG Sub agreeing to pay for and purchase not less than a majority of the issued and outstanding Shares (the "ASG Share Number") and the Company agreeing to accept for payment and purchase Shares up to a maximum number of Shares equal to the total number of issued and outstanding Shares, less the Shares otherwise owned by ASG and its subsidiaries and affiliates and less the ASG Share Number (the "Viasoft Share Number"). The Purchasers reserve the right to transfer or assign, in whole or, from time to time, in part, to ASG Sub or to one or more of its affiliates, the right to purchase Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve the Purchasers of their obligations under the Offer and will in no way prejudice the rights of tendering shareholders to receive payment for Shares validly tendered and accepted for payment pursuant to the Offer.

     The Offer is being made pursuant to an Agreement and Plan of Merger, dated as of April 27, 2000 (the "Merger Agreement"), between the Company, ASG Sub and ASG.

     The Company has distributed one Right for each outstanding Share pursuant to the Rights Agreement (as defined in the Offer to Purchase). The Rights are currently evidenced by and trade with certificates evidencing the Common Stock. Any tender of Shares will include a tender of the associated Rights. The Company has taken such action so as to make the Rights Agreement inapplicable to the Offer, the Merger (as defined in the Offer), the Merger Agreement and the other transactions contemplated thereby.

     Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchasers all right, title and interest in and to all the Shares that are being tendered hereby and all dividends, distributions (including, without limitation, distributions of additional Shares) and rights declared, paid or distributed in respect of such Shares on or after April 28, 2000 (collectively, "Distributions"), and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Share Certificates evidencing such Shares and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to, or upon the order of, the Purchasers, (ii) present such Shares and all Distributions for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms of the Offer.

     The undersigned hereby irrevocably appoints Arthur L. Allen and Kristine Kennedy Rieger, and each of them, as the attorneys and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such attorney-in-fact and proxy or his or her substitute shall, in his or her sole discretion, deem proper and otherwise act (by written consent or otherwise) with respect to all the Shares tendered hereby which have been accepted for payment by the Purchasers prior to the time of such vote or other action and all Shares and other securities issued in Distributions in respect of such Shares, which the undersigned is entitled to vote at any meeting of shareholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise. This proxy and power of attorney is coupled with an interest in the Shares tendered hereby, is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by the Purchasers in accordance with other terms of the Offer. Such acceptance for payment shall revoke all other proxies and powers of attorney granted by the undersigned at any time with respect to such Shares (and all Shares and other securities issued in Distributions in respect of such Shares), and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by the undersigned with respect thereto. The undersigned understands that, in order for Shares to be deemed validly tendered, immediately upon the Purchasers' acceptance of such Shares for payment, ASG Sub or ASG Sub's designee, must be able to exercise full voting and other rights with respect to such Shares and all Distributions, including, without limitation, voting at any meeting of the Company's shareholders then scheduled.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions, that when such Shares are accepted for payment by the Purchasers, the Purchasers will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Shares and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed to be necessary or advisable to complete the sale, the assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of the Purchasers all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, the Purchasers shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby, or deduct from such purchase price, the amount or value of such Distribution as determined by the Purchasers in their sole discretion.

     No authority herein conferred or agreed to be conferred in this Letter of Transmittal shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described in THE OFFER--Section 3 of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. The Purchasers' acceptance of such Shares for payment will constitute a binding agreement between the undersigned and the Purchasers upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchasers may not be required to accept for payment any Shares tendered hereby.

     Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please issue the check for the purchase price of all Shares purchased, and return all Share Certificates evidencing Shares not purchased or not tendered in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail the check for the purchase price of all Shares purchased and all Share Certificates evidencing Shares not tendered or not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and return all Share Certificates evidencing Shares not purchased or not tendered in the name(s) of, and mail such check and Share Certificates to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please credit any Shares tendered hereby and delivered by book-entry transfer, but which are not purchased, by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Purchasers have no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if the Purchasers do not accept for payment any of the Shares tendered hereby.

[ ] CHECK HERE IF ANY OF THE SHARE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST, DESTROYED OR STOLEN AND SEE INSTRUCTION 10.

     Number of Shares represented by lost, destroyed or stolen certificates: ______________

          ------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if the check for the purchase price of Shares or Share Certificates evidencing Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned, or if Shares tendered hereby and delivered by book-entry transfer which are not purchased are to be returned by credit to an account at the Book-Entry Transfer Facility other than that designated above.

   Issue:  [ ] Check  [ ] Certificate(s) to:

   Name:
        ----------------------------------------------------
                                 (PLEASE PRINT)

   Address:
           -------------------------------------------------

          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

          ------------------------------------------------------------
               TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                   (SEE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

   [ ] Credit shares delivered by book-entry transfer and not purchased to the account set forth below at The Depository Trust Company.

          ------------------------------------------------------------
                                (ACCOUNT NUMBER)

          ------------------------------------------------------------
          ------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                          (INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if the check for the purchase price of Shares purchased or Share Certificates evidencing Shares not tendered or not purchased are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown under "Description of Shares Tendered."

   Mail:  [ ] Check  [ ] Share Certificate(s) to:

   Name:
        ----------------------------------------------------
                                 (PLEASE PRINT)

   Address:
           -------------------------------------------------

          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

          ------------------------------------------------------------
               TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                   (SEE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

          ------------------------------------------------------------

                                   IMPORTANT

                            SHAREHOLDERS: SIGN HERE
          (PLEASE COMPLETE SUBSTITUTE FORM W-9 FOLLOWING INSTRUCTIONS)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          (SIGNATURE(S) OF HOLDER(S))

Dated: -------------------- , 2000

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificates or on a security position listing or by (a) person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5).

Name(s): -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)
Capacity (full title): --------------------------------------------------------

Address: -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)
Area Code and Telephone No.: ---------------------------------------------------

Tax Identification or
Social Security No.: -----------------------------------------------------------
                (SEE SUBSTITUTE FORM W-9 FOLLOWING INSTRUCTIONS)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)
                     FOR USE BY FINANCIAL INSTITUTIONS ONLY
                    PLACE MEDALLION GUARANTEE IN SPACE BELOW

Authorized Signature: ----------------------------------------------------------

Name: --------------------------------------------------------------------------
                                 (PLEASE PRINT)

Title: -------------------------------------------------------------------------

Name of Firm: ------------------------------------------------------------------

Address: -----------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number: ------------------------------------------------

Date: -------------------- , 2000

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of Shares tendered herewith, unless such holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" above, or (b) if such Shares are tendered for the account of a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of a recognized Medallion Signature Guarantee Program (each of the foregoing being referred to as an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.

     2. Delivery of Letter of Transmittal and Share Certificates. This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if Shares are to be delivered by book-entry transfer pursuant to the procedure set forth in THE OFFER--Section 3 of the Offer to Purchase. Share Certificates evidencing all physically tendered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered by book-entry transfer as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or an Agent's Message in the case of a book-entry delivery, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the reverse hereof prior to the Expiration Date (as defined in the Introduction to the Offer to Purchase). If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Shareholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares pursuant to the guaranteed delivery procedure described in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Purchasers, must be received by the Depositary prior to the Expiration Date; and (iii) the Share Certificates evidencing all physically delivered Shares in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered by book-entry transfer, in each case together with a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of book-entry delivery, an Agent's Message), and any other documents required by this Letter of Transmittal, must be received by the Depositary within three trading days on the Nasdaq National Market System after the date of execution of such Notice of Guaranteed Delivery, all as described in THE OFFER--Section 3 of the Offer to Purchase.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By execution of this Letter of Transmittal (or a facsimile hereof), all tendering shareholders waive any right to receive any notice of the acceptance of their Shares for payment.

     3. Inadequate Space. If the space provided herein under "Description of Shares Tendered" is inadequate, the Share Certificate numbers, the number of Shares evidenced by such Share Certificates and the number of Shares tendered should be listed on a separate schedule and attached hereto.

     4. Partial Tenders (Not Applicable to Shareholders Who Tender by Book-Entry Transfer). If fewer than all the Shares evidenced by any Share Certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, new Share Certificate(s) evidencing the remainder of the Shares that were evidenced by the Share Certificates delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" on the reverse hereof, as soon as practicable after the expiration or termination of the Offer. All Shares evidenced by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates evidencing such Shares without alteration, enlargement or any other change whatsoever.

     If any Share tendered hereby is owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the Shares tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required, unless payment is to be made to, or Share Certificates evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), in which case, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchasers of such person's authority so to act must be submitted.

     6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, the Purchasers will pay all stock transfer taxes with respect to the sale and transfer of any Shares to them or their order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or Share Certificate(s) evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased, unless evidence satisfactory to the Purchasers of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates evidencing the Shares tendered hereby.

     7. Special Payment and Delivery Instructions. If a check for the purchase price of any Shares tendered hereby is to be issued, or Share Certificate(s) evidencing Shares not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Share Certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares Tendered" on the reverse hereof, the appropriate boxes on the reverse of this Letter of Transmittal must be completed. Shareholders delivering Shares tendered hereby by book-entry transfer may request that Shares not purchased be credited to such account maintained at a Book-Entry Transfer Facility as such shareholder may designate in the box entitled "Special Payment Instructions" on the reverse hereof. If no such instructions are given, all such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated on the reverse hereof as the account from which such Shares were delivered.

     8. Questions and Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent at its address or telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

     9. Substitute Form W-9. Under the federal income tax law, a shareholder whose tendered Shares are accepted for payment is required by law to provide the Depositary (as Payer) with such shareholder's correct Tax Identification Number ("TIN") on Substitute Form W-9 below. If such shareholder is an individual, the TIN is such shareholder's social security number. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the shareholder should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9. If the Depositary is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding. If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days of its receipt of the Substitute Form W-9, the Depositary will withhold 31% on all payments of the purchase price until a TIN is provided to the Depositary.

     Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit an Internal Revenue Service Form W-8 or W-8BEN, signed under penalties of perjury, attesting to such individual's exempt status. A Form W-8 or Form W-8BEN can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     To prevent backup withholding on payments that are made to a shareholder with respect to Shares purchased pursuant to the Offer, the shareholder is required to notify the Depositary of such shareholder's correct TIN by completing the form below certifying that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN), and that (i) such shareholder is exempt from backup withholding; (ii) such shareholder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends or
(iii) the Internal Revenue Service has notified such shareholder that such shareholder is no longer subject to backup withholding.

     See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     10. Lost, Destroyed or Stolen Certificates. If any certificate(s) representing Shares has been lost, destroyed or stolen, the shareholder should promptly notify the Depositary. The shareholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed. To expedite replacement, call Shareholder Services at EquiServe at 1-800-426-5523.

     11. Waiver of Conditions. The conditions to the Offer may be waived by the Purchasers, in whole or in part, at any time and from time to time in the Purchasers' sole discretion (subject to the provisions of the Merger Agreement referred to in the Offer to Purchase).

--------------------------------------------------------------------------------

                                            PAYER'S NAME: EQUISERVE
 -----------------------------------------------------------------------------------------------------------------------

 SUBSTITUTE                      PART I -- Taxpayer Identification Number -- For      -------------------------------
 FORM W-9                        all accounts, enter taxpayer identification              Social Security Number
 DEPARTMENT OF THE               number onto one of the blanks at right. (For                       or
 TREASURY                        most individuals, this is your social security
 INTERNAL REVENUE SERVICE        number. If you do not have a number, see             -------------------------------
                                 "Obtaining a Number" in the enclosed                 Employer Identification Number
 PAYER'S REQUEST FOR TAXPAYER    Guidelines.) Certify by signing and dating
 IDENTIFICATION NUMBER (TIN)     below. NOTE: If the account is in more than one
                                 name, see the chart in the enclosed Guidelines
                                 to determine which number to give the payer.
                                ----------------------------------------------------------------------------------------
                                 PART II -- For Payees Exempt From Backup Withholding, see the enclosed Guidelines and complete as instructed therein.
-------------------------------------------------------------------------------------------------------------------------

CERTIFICATION -- Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification
    Number (or a Taxpayer Identification Number has not been issued to me and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service ("IRS") or Social Security Administration office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number within sixty (60) days, 31% of all reportable payments made to me thereafter may be withheld until I provide a number); and

(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)
--------------------------------------------------------------------------------
Signature                      Date            , 2000
         -------------------        -----------
--------------------------------------------------------------------------------

 NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
       WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. FOR ADDITIONAL DETAILS, PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR FACSIMILE HEREOF, PROPERLY COMPLETED AND DULY EXECUTED, OR AN AGENT'S MESSAGE IN THE CASE OF A BOOK-ENTRY DELIVERY (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES AND SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

     Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal and other tender offer materials may be directed to the Information Agent.

                    The Information Agent for the Offer is:

                                [INNISFREE LOGO]

                               501 Madison Avenue
                                   20th Floor
                               New York, NY 10022

                 Banks and Brokers Call Collect: (212) 750-5833

                                       or

                   ALL OTHERS CALL TOLL-FREE: (888) 750-5834

                      The Dealer Manager for the Offer is:

                        WILLIAM BLAIR & COMPANY, L.L.C.
                             222 West Adams Street
                               Chicago, IL 60606

                   CALL TOLL-FREE: (800) 621-0687, Ext. 8194